                                                                    Exhibit 99.3

CONTACTS:                                    FOR IMMEDIATE RELEASE

Donald W. Fallon, CFO                        Donald C. Weinberger
CEPTOR CORPORATION, INC.                     Andria Pilo-Arena (Media)
(410) 527-9998 Fax (410) 527-9867            WOLFE AXELROD WEINBERGER ASSOC. LLC
dfallon@ceptorcorp.com                       (212) 370-4500  Fax (212) 370-4505
                                             don@wolfeaxelrod.com
                                             andria@wolfeaxelrod.com

            CEPTOR CORPORATION'S PROPRIETARY ORPHAN DRUG DEVELOPMENT
                  PIPELINE FEATURED IN GENETIC ENGINEERING NEWS

   - COMPANY TARGETS CALPAIN INHIBITION IN NEUROMUSCULAR AND NEURODEGENERATIVE
     DISEASE INCLUDING MULTIPLE SCLEROSIS AND DUCHENNE'S MUSCULAR DYSTROPHY-

HUNT VALLEY,  MD - JULY 13, 2005 -- CEPTOR  CORPORATION,  INC. (OTC BB: CEPO), a
development-stage   biopharmaceutical   company   focusing   on  cell   targeted
therapeutic  products for  neuromuscular  and  neurodegenerative  diseases,  was featured in the July issue of GENETIC  ENGINEERING  NEWS (GEN),  the most widely read bio-industry  publication  worldwide.  The article profiled the company and its orphan drug development  pipeline  including NEURODUR for multiple sclerosis
(MS) and MYODUR for Duchenne muscular dystrophy (DMD).

According  to William  Pursley,  Chief  Executive  Officer  of  CepTor,  "We are
delighted  that the GENETIC  ENGINEERING  NEWS article  profiled  CepTor and our unique research efforts in developing  therapeutics  for multiple  sclerosis and
Duchenne muscular  dystrophy." Mr. Pursley  continued,  "We are the only company
developing  cell  targeted   therapeutics  that  follows  an  approach  recently
highlighted  in the NEW  ENGLAND  JOURNAL OF  MEDICINE  as it relates to calpain inhibition."

The  NEW  ENGLAND   JOURNAL  OF  MEDICINE   article   focuses  on  the  abnormal
up-regulation   of  calpain  as  the  culprit  in  several   neuromuscular   and
neurodegenerative diseases, including DMD and MS. The CepTor technology includes compounds that specifically deliver an established calpain inhibitor directly to muscle and nerve cells.

                       -----------------------------------

ABOUT CEPTOR

CEPTOR CORPORATION is a development-stage  biopharmaceutical  company engaged in the discovery, development, and commercialization of proprietary,  cell-targeted therapeutic  products for the treatment of neuromuscular  and  neurodegenerative diseases with a focus on orphan diseases.  The Company's  mission is to increase the quality and quantity of life of people  suffering  with these  diseases.  An orphan disease is defined in the United States as a serious or  life-threatening disease  that  affects  less than  200,000  people  and for which no  definitive therapy currently exists. CepTor Corporation seeks to create an efficient orphan drug platform by taking advantage of the legislative,  regulatory and commercial opportunities  common to these  rare  diseases.  CepTor's  primary  efforts  are currently  being  focused on moving its lead  product,  MYODUR,  into phase I/II clinical trials for Duchenne  muscular  dystrophy.  The Company's broad platform technology  also includes the  development  of products for multiple  sclerosis, retinal degeneration and epilepsy.

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE VALID
ONLY AS OF TODAY,  AND WE DISCLAIM ANY  OBLIGATION  TO UPDATE THIS  INFORMATION.
THESE STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND  UNCERTAINTIES  THAT
MAY CAUSE ACTUAL FUTURE  EXPERIENCE  AND RESULTS TO DIFFER  MATERIALLY  FROM THE
STATEMENTS  MADE.  THESE  STATEMENTS  ARE  BASED  ON  OUR  CURRENT  BELIEFS  AND
EXPECTATIONS AS TO SUCH FUTURE OUTCOMES.  DRUG DISCOVERY AND DEVELOPMENT INVOLVE
A HIGH  DEGREE OF RISK.  FACTORS  THAT MIGHT  CAUSE  SUCH A MATERIAL  DIFFERENCE
INCLUDE,  AMONG  OTHERS,  UNCERTAINTIES  RELATED TO THE  ABILITY TO ATTRACT  AND
RETAIN PARTNERS FOR OUR TECHNOLOGIES,  THE IDENTIFICATION OF LEAD COMPOUNDS, THE
SUCCESSFUL  PRECLINICAL  DEVELOPMENT THEREOF, THE COMPLETION OF CLINICAL TRIALS,
THE FDA REVIEW  PROCESS  AND OTHER  GOVERNMENT  REGULATION,  OUR  PHARMACEUTICAL
COLLABORATOR'S   ABILITY  TO  SUCCESSFULLY   DEVELOP  AND   COMMERCIALIZE   DRUG
CANDIDATES, COMPETITION FROM OTHER PHARMACEUTICAL COMPANIES, PRODUCT PRICING AND
THIRD PARTY REIMBURSEMENT.